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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2002

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



   Delaware                      0-20135                        59-2913586
(State or Other             (Commission File                  (IRS Employer
Jurisdiction of                  Number)                  Identification Number)
Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5.  Other Events

         On February 6, 2002, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press release of Digex, Incorporated dated February 6, 2002 (as filed with the United States Securities and Exchange Commission on February 7, 2002).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERMEDIA COMMUNICATIONS INC.


                                            By:/s/ Scott D. Sullivan
                                               ---------------------------------
                                               Scott D. Sullivan
                                               Chief Financial Officer

Dated: February 7, 2002

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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99.1              Press release of Digex, Incorporated, dated February 6, 2002
                  (as filed with the United States Securities and Exchange
                  Commission on February 7, 2002).